EXHIBIT 99.1

                                    **PRELIMINARY INFORMATION**


        The Money Store Business Loan Backed Certificates, Series 1997-2

                       [$45,500,000] Class A Certificates
                        [$4,500,000] Class B Certificates


     The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Seller. PSI makes no representations as to the accuracy of such information provided to it by the Seller. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

        THE MONEY STORE BUSINESS LOAN BACKED CERTIFICATES, SERIES 1997-2


Title of Certificates:           The Money Store Business Loan Backed
                                 Certificates, Series 1997-2.

Description of Transaction:      The securities will be issued in two classes:
                                 Class A and Class B. The Class A Certificates are expected to be rated Aaa/AAA and the Class
                                 B Certificates A2/A by Moody's Investors
                                 Service and Duff & Phelps, respectively. These ratings reflect the quality of the assets and the level of credit enhancement in the transaction. The Money Store's business loans generally are originated as simple-interest, variable-rate, prime-based loans. The weighted average rate on loans in this pool is [2.011%] over the prime rate. Thus, substantial ongoing excess spread is available to credit enhance the Certificates (approximately [3.60%]). The transaction also features credit enhancement in the form of [9.0%] (estimated) subordination and a spread account with an initial balance of [TBD%] of the initial pool, growing to a balance of [6.0%] of the remaining balance of the pool plus the balance of all loans with delinquencies of greater than 180 days, subject to a floor of [3.0%] of the original pool principal balance. The subordination enhances the Class A Certificates. The excess spread and the spread account protects both the Class A and the Class B Certificates.

                                 The Trust Assets will consist primarily of a pool of loans made to small business concerns in conjunction with either the SBA 504 Loan Program (the "504 Loans"), the SBA 7(a) Program (the "Companion Loans") or the Conventional Commercial Loan Program (the "Commercial Loans", and together with the 504 Loans and the Companion Loans, the "Business Loans"). Most of the Business Loans are secured primarily by first liens on commercial property used by the borrower or its affiliates in the conduct of their business. The Business Loans also may be secured by second liens on personal real estate, personal guarantees, liens on machinery and equipment and other business assets. NONE OF THE BUSINESS LOANS ARE INSURED OR GUARANTEED BY THE UNITED STATES SMALL BUSINESS ADMINISTRATION (THE "SBA") OR ANY OTHER GOVERNMENTAL AGENCY.

                                 The Certificates will be floating rate
                                 securities based on the prime rate. The
                                 Certificates will pay monthly and adjust quarterly. Funds are passed through to the Certificateholders subject to available funds on the underlying collateral. All of the loans are self-amortizing. The Certificates receive principal on a pro rata basis. The Class B Certificates will bear all losses (if other forms of credit enhancement are exhausted) until reduced to zero.

------------------------------------------------------------------------------

                                        Class A                 Class B
                                        -------                 -------
Approximate Size:                       [$45,500,000]           [$4,500,000]

Price:                                  100-00                  100-00

Initial Coupon:                         [      %]               [      %]

Spread (bps)/Index:                     [     bp]               [     bp]

Pricing Speed:                          [ 8% CPR]               [ 8% CPR]
                                         **Actual prepayments may vary**

Average Life to Maturity:               [9.250] years           [9.250] years

Average Life to Call:                   [8.925] years           [8.925] years

Pricing Date:                           [        ]              [        ]

Settlement Date:                        [12/18/97]              [12/18/97]

Dated Date:                             [12/15/97]              [12/15/97]

Delay Days:                                 0                      0

Interest:                                30/360                 30/360

Payment Terms:                           Monthly                Monthly

Adjustment Frequency:                    Quarterly              Quarterly

Index:                                   Prime Rate             Prime Rate

First Payment Date:                      [01/15/98]             [01/15/98]

First Adjustment Date:                   [04/01/98]             [04/01/98]

Expected Maturity:                       [04/15/26]             [04/15/26]

Expected Maturity (to 10% call):         [06/15/18]             [06/15/18]

Stated Maturity:                         [02/15/29]             [02/15/29]


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH
A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

        THE MONEY STORE BUSINESS LOAN BACKED CERTIFICATES, SERIES 1997-2


Business Loans:                  The 504 Loans were originated in conjunction
                                 with the SBA 504 Loan Program, which was established to encourage lenders to provide fixed asset financing for qualifying small businesses. 504 Loans may be used for plant acquisition, construction, renovation, expansion, land and site improvements, acquisition and installation of machinery and equipment, as well as certain closing costs and professional fees and the interest on interim financing. The Seller provides approximately
                                 50% of the project costs on a conventional loan agreement with borrowers providing a minimum
                                 10% equity contribution. The SBA provides the remainder of the financing. Although each 504
                                 Loan must receive the prior approval of the SBA, such loans are not guaranteed by the SBA.
                                 504 Loans comprise approximately [87.46%] by principal balance of the initial pool of Business Loans that back the Certificates.

                                 In connection with administering the Section
                                 7(a) Program, the SBA reduced the maximum loan size to $500,000 for applications submitted between January 1, 1995 and October 12, 1995. To assist qualified borrowers in obtaining more financing when needed, the Seller introduced a
                                 Section 7(a) Companion Loan Program pursuant to which the Seller originated a Companion Loan to the related borrower in situations in which the total amount financed would otherwise have exceeded the $500,000 limit. Although Companion Loans are not guaranteed by the SBA, they are secured by a lien on the related primary collateral, which lien is first in priority to the lien of the related SBA 7(a) Loan. Companion Loans may be utilized by the borrower for all eligible SBA 7(a) Loan purposes. Companion Loans comprise approximately [3.22%] by principal balance of the initial pool of Business Loans that back the Certificates.

                                 Certain non-SBA loans ("Commercial Loans") will be made under the Conventional Commercial Loans Program. This program is intended to provide financing for creditworthy borrowers that have grown beyond SBA limits for financing. These loans may be used for the same business purposes as the 504 and 7(a) Companion Loan Programs. Loans are limited to $2,000,000 with terms not to exceed 30 years for commercial real estate loans, 15 years for durable machinery and equipment loans, or 10 years for other loan types. All loans are secured by a first lien on the financial collateral. Additional liens on secondary collateral may also be taken. Commercial Loans comprise approximately [9.32%] by principal balance of the initial pool of Business Loans that back the Certificates.

Seller:                          The Money Store Commercial Mortgage Inc.
                                 ("TMSCMI"), a New Jersey corporation. TMSCMI is a wholly-owned subsidiary of The Money Store Inc., a New Jersey Corporation.

Servicer:                        TMSCMI.

Backup Servicer:                 Marine Midland Bank.

Trustee:                         Marine Midland Bank.

Subordination:                   Distributions of interest with respect to the
                                 Class B Certificates will be subordinate to distributions of interest with respect to the Class A Certificates. Similarly, distributions of principal with respect to the Class B
                                 Certificates will be subordinate to
                                 distributions of principal with respect to the Class A Certificates.

Spread Account:                  A special-purpose affiliate of The Money Store
                                 will be required to establish a reserve account
                                 (the "Spread Account") with the Trustee. The
                                 Spread Account will not be a part of the Trust
                                 Fund but will be pledged to the Trustee for the benefit of the Certificate holders. The initial deposit is estimated to be [TBD%] of the initial pool principal balance. Thereafter, excess spread will be deposited until the Spread Account balance is the greater of (i)
                                 [TBD%] of the current pool principal balance and (ii) [TBD%] of the original pool principal balance. In addition to the above requirement, additional excess spread will be deposited up to the amount of the aggregate balances of all loans delinquent 180 or more days.

Cash Flow Priorities:            1)     Servicing Fee
                                 2)     Class A Interest
                                 3)     Class B Interest
                                 4)     Class A Principal
                                 5)     Class A Carry Forward (any previous
                                        principal shortfall)
                                 6)     Class B Principal
                                 7)     Class B Carry Forward (any previous
                                        principal shortfall)
                                 8)     Trustee Fee
                                 9)     Unreimbursed Servicer Advances
                                10)     Build and Replenish Reserves (Spread
                                        Account)
                                11)     Released to TMSCMI or an affiliate
                                        thereof

Monthly Advances:                The Servicer will advance to pay certificate
                                 interest, to the extent not covered by excess spread.

Servicing Advances:              The Servicer will make servicing advances to
                                 the extent it deems such advances recoverable.

Prepayment Interest Shortfall:   The Servicer will pay compensating interest at
                                 the weighted-average certificate rate for any prepayment interest shortfalls, up to the amount of its servicing compensation for that month.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

        THE MONEY STORE BUSINESS LOAN BACKED CERTIFICATES, SERIES 1997-2


Settlement Date:                 [December 18, 1997].

Servicing Fee:                   40 basis points per annum.

Optional Termination: The Servicer may purchase the trust assets at par plus accrued interest thereon on any distribution date on which the pool principal balance is less than 10% of the original pool principal balance.

Prefunding Account:              Approximately [$9,173,010.12] of the Trust
                                 Assets will be prefunded.

Denominations:                   Minimum denominations of $1,000 and integral
                                 multiples of $1,000 in excess thereof.

Form of Certificates:            The Certificates will be available in
                                 book-entry form only through DTC. The
                                 Certificates are also expected to be book-entry eligible through Euroclear and CEDEL.

Payment Date:                    The 15th day of each month or, if such day is
                                 not a business day, the next succeeding
                                 business day, beginning in January 1998.

Interest Accrual Period:         Interest will accrue on the certificates from
                                 the 15th day of the preceeding month until the 14th day of the current month except in the initial accrual period in which interest will accrue from December 15, 1997.

Interest Rate:                   Class A Certificates: Prime Rate minus [ %].
                                 Class B Certificates: Prime Rate minus [ %].
                                 The Interest Rate is reset quarterly as
                                 described below.

Record Date:                     The last day of the month preceding any
                                 distribution date.

Tax Status:                      Grantor Trust.

ERISA Considerations:            The Certificates will not be ERISA eligible.

SMMEA:                           The Certificates will not be SMMEA eligible.

Expected Ratings:                Class A: Aaa/AAA; Class B: A2/A by Moody's
                                 Investors Service and Duff & Phelps Credit
                                 Rating Co., respectively.

Prospectus:                      The Certificates are being offered pursuant to
                                 a Prospectus which includes a Prospectus
                                 Supplement (together, the "Prospectus").
                                 Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The information contained herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information contained herein is inconsistent with the Prospectus, the
                                 Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

        THE MONEY STORE BUSINESS LOAN BACKED CERTIFICATES, SERIES 1997-2


Description of Transaction:

The loans pay a floating-rate, prime-based coupon that adjusts quarterly on the first business day of each calendar quarter. On the loans, interest accrues from the 1st to the 30th of each month and is due, along with the scheduled principal payment, on the first day of the following month. The Certificates pay a floating-rate, prime-based coupon that is adjusted on the first business day of each January, April, July, and October, beginning April 1998. Interest on the Certificates is paid on the 15th day of each month and is accrued from the 15th day of the previous month to the 14th day of the current month. For example, the January 2 prime rate will be used for the Certificate interest accrual periods commencing January 15, February 15 and March 15. Interest collected on the loans in one month will pay the interest due on the Certificates in the following month. Please see the diagram below for a description of the interest accrual and collection on the loans and the interest accrual and payment on the Certificates.

ILLUSTRATION OF NOTE ACCRUAL PERIOD VS. CORRESPONDING CERTIFICATE ACCRUAL PERIOD

 JAN                FEB                MAR                APR               MAY
 1--------15--------1--------15--------1--------15--------1--------15--------1
 *                                                        *

                             Interest Accrual  Interest Collection
        Business Loan:     |------------------||-----------------|
                                  Period             Period

                                  Corresponding
                                Interest Accrual
        Certificates:          |-----------------|**
                                     Period


        * The Interest Rate adjusts every Jan.1, Apr.1, July 1, Oct.1 ** Certificate payment date

Please note that in February, May, August and November, there may be a mismatch in the prime rate used to accrue interest on the collateral and the prime rate used to accrue interest on the Certificates. For example, with respect to the February 15th remittance date, the interest rate due to the investors is based on the prime rate as of January 2nd; however, the interest collected from the underlying loans for such remittance date accrued from December 1st to December 30th with a coupon based on the prime rate as of October 1st. Should the prime rate used to accrue interest on the loans be higher than the prime rate used to accrue interest on the Certificates, excess interest will be collected and will be passed through on a pro-rata basis to the Certificateholders (and vice versa with lower interest should the accrual rate on the loans be lower than the accrual rate on the Certificates).


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

-------------------------------------------------------------------------------

     -  MONEY STORE 504 1997-2
     -  Small Business Administration Loans
     -  Cutoff Date -   12/1/97
     -      $40,826,989.88
-------------------------------------------------------------------------------

Index:                                                    Prime Rate

Number of Mortgage Loans:                                         44

Aggregate Unpaid Unguaranteed Principal Balance:      $40,826,989.88

Average Unpaid Principal Balance:                        $927,886.13
Maximum Unpaid Principal Balance:                      $2,000,000.00
Minimum Unpaid Principal Balance:                         $19,850.50

Aggregate Original Principal Balance:                 $40,868,137.00

Average Original Principal Balance:                      $928,821.30
Maximum Original Principal Balance:                    $2,000,000.00
Minimum Original Principal Balance:                       $20,000.00

Weighted Average Coupon:                                     10.511%
Gross Coupon Range:                               10.000% -  11.000%

Weighted Average Months to Maturity (Int PTD to Mat.):       328.508
Maturity Range:                                            94  - 360

Weighted Average Age in Months (Orig Term - Rem Term):         3.308
Age Range:                                                  0  -  26

Weighted Average Original Term:                              331.816
Original Term Range:                                       96  - 360

Weighted Average Number of Months Until
Next Interest Roll Date:                                       1.000
Range:                                                      1  -   1

Weighted Average Gross Margin:                                2.011%
Gross Margin Range:                                1.500% -   2.500%

Weighted Average Disc. LTV:                                  51.435% (1)
Undisc. LTV Range:                               30.930% -   90.000%

Weighted Average Undisc. LTV:                                35.091% (1)
Undisc. Orig. LTV Range:                         14.550% -   65.930%

Weighted Average Debt Service Coverage Ratio:                  1.245
Debt Service Coverage Ratio Range:                  0.200 -    2.210

Weighted Average Life Floor:                                  4.137% (2)
Life Floor Range:                                  1.500% -   6.000%

Weighted Average Life Cap (Gross):                           15.507% (3)
Life Cap Range:                                   15.000% -  16.000%
------------------------------------------------------------------------------

(1) LTV Calculations exclude two loans with 0 LTVs.

(2) 20 Loans without a specified life floor have gross margin as assumed life floor.

(3) Excludes 20 uncapped loans.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


                            GROSS INTEREST RATE RANGE

              Gross                              Aggregate        Percentage of
          Interest Rate            Number of    Cut-Off Date      Cut-Off Date      Percentage of
              Range                  Loans   Principal Balance  Principal Balance    Loan Count

 9.50% * Gross Coupon *= 10.00%          6        6,277,100.00        15.37             13.64
10.00% * Gross Coupon *= 10.50%         22       21,469,613.97        52.59             50.00
10.50% * Gross Coupon *= 11.00%         16       13,080,275.91        32.04             36.36
-----------------------------------------------------------------------------------------------
Total..........                         44     $ 40,826,989.88       100.00%           100.00%
===============================================================================================
*=Less Than

                                  ORIGINAL TERM

                                                 Aggregate        Percentage of
                                   Number of    Cut-Off Date      Cut-Off Date      Percentage of
      Original Term                  Loans   Principal Balance  Principal Balance    Loan Count

 84 * Orig. Term *=  96                  1           19,850.50         0.05%             2.27
108 * Orig. Term *= 120                  1          333,000.00         0.82%             2.27
228 * Orig. Term *= 240                  4        3,125,451.86         7.66%             9.09
288 * Orig. Term *= 300                 12       11,446,075.11        28.04%            27.27
336 * Orig. Term *= 348                  1          306,600.00         0.75%             2.27
348 * Orig. Term *= 360                 25       25,596,012.41        62.69%            56.82
-----------------------------------------------------------------------------------------------
Total............                       44       40,826,989.88       100.00%           100.00%
===============================================================================================
*= Less Than

                                           AGE OF LOAN

                                                 Aggregate        Percentage of
                                   Number of    Cut-Off Date      Cut-Off Date      Percentage of
           Age                       Loans   Principal Balance  Principal Balance    Loan Count

      Age  =   0                         5        6,085,034.00        14.90%            11.36
  1 * Age *=  12                        37       34,054,201.47        83.41%            84.09
 12 * Age *=  24                         1          298,308.92         0.73%             2.27
 24 * Age *=  36                         1          389,445.49         0.95%             2.27
-----------------------------------------------------------------------------------------------
Total............                       44       40,826,989.88       100.00%           100.00%
===============================================================================================
*=Less Than

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                       REMAINING MONTHS TO STATED MATURITY


                                                 Aggregate        Percentage of
                                   Number of    Cut-Off Date      Cut-Off Date      Percentage of
      Remaining Term                 Loans   Principal Balance  Principal Balance    Loan Count

 84 * Rem Term *=  96                    1           19,850.50         0.05%             2.27
108 * Rem Term *= 120                    1          333,000.00         0.82%             2.27
216 * Rem Term *= 228                    1          298,308.92         0.73%             2.27
228 * Rem Term *= 240                    3        2,827,142.94         6.92%             6.82
264 * Rem Term *= 276                    1          389,445.49         0.95%             2.27
288 * Rem Term *= 300                   11       11,056,629.62        27.08%            25.00
336 * Rem Term *= 348                    1          306,600.00         0.75%             2.27
348 * Rem Term *= 360                   25       25,596,012.41        62.69%            56.82
-----------------------------------------------------------------------------------------------
Total............                       44       40,826,989.88       100.00%           100.00%
===============================================================================================
*=Less Than

                              YEARS OF ORIGINATION

                                    Number of      Aggregate        Percentage of
  Year of                           Mortgage      Cut-Off Date      Cut-Off Date    Percentage of
Origination                           Loans    Principal Balance  Principal Balance  Loan Count

    1995                                  2          687,754.41          1.68            4.55
    1997                                 42       40,139,235.47         98.32           95.45
------------------------------------------------------------------------------------------------------
Total.................                   44   $   40,826,989.88        100.00%         100.00%
======================================================================================================

                                 DISTRIBUTION OF
                                     MARGINS


                                                    Aggregate         Percentage of
        Gross                      Number of       Cut-Off Date       Cut-Off Date      Percentage of
        Margin                       Loans      Principal Balance   Principal Balance    Loan Count

 1.0 * Margin *=  1.5                    6          6,277,100.00          15.37             13.64
 1.5 * Margin *=  2.0                   22         21,469,613.97          52.59             50.00
 2.0 * Margin *=  2.5                   16         13,080,275.91          32.04             36.36
------------------------------------------------------------------------------------------------------
Total.................                  44     $   40,826,989.88         100.00%           100.00%
======================================================================================================
*=Less Than

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                      LOAN SUMMARY STRATIFIED BY LIFE FLOOR

                                                    Aggregate         Percentage of
          Gross                    Number of       Cut-Off Date       Cut-Off Date      Percentage of
        Life Floor                   Loans      Principal Balance   Principal Balance    Loan Count

 1.000 * Floor *=  1.500                 3         2,265,600.00            5.55              6.82
 1.500 * Floor *=  2.000                10         8,681,199.86           21.26             22.73
 2.000 * Floor *=  2.500                 7         4,161,650.86           10.19             15.91
 4.500 * Floor *=  5.000                 7         9,079,064.01           22.24             15.91
 5.000 * Floor *=  5.500                11        10,247,151.68           25.10             25.00
 5.500 * Floor *=  6.000                 6         6,392,323.47           15.66             13.64
------------------------------------------------------------------------------------------------------
Total.................                  44     $ 40,826,989.88           100.00%           100.00%
======================================================================================================
*=Less Than

                           LOAN SUMMARY STRATIFIED BY
                                    LIFE CAP

                                                    Aggregate         Percentage of
          Gross                    Number of       Cut-Off Date       Cut-Off Date      Percentage of
         Life Cap                    Loans      Principal Balance   Principal Balance    Loan Count

14.500 * CAP *= 15.000                   4          5,164,843.04          12.65              9.09
15.000 * CAP *= 15.500                  12         12,157,461.83          29.78             27.27
15.500 * CAP *= 16.000                   8          8,396,234.29          20.57             18.18

Uncapped                                20         15,108,450.72          37.01             45.45
------------------------------------------------------------------------------------------------------
Total.................                  44     $   40,826,989.88         100.00%           100.00%
======================================================================================================
*= Less Than

                                     ORIGINAL LOAN BALANCE

                                                 Aggregate        Percentage of
            Original               Number of    Cut-Off Date      Cut-Off Date      Percentage of
        Principal Balance            Loans   Principal Balance  Principal Balance    Loan Count

         0 * Balance *=    25,000       1            19,850.50         0.05              2.27
   250,000 * Balance *=   300,000       2           585,558.92         1.43              4.55
   300,000 * Balance *=   350,000       3           949,600.00         2.33              6.82
   350,000 * Balance *=   400,000       3         1,167,343.26         2.86              6.82
   400,000 * Balance *=   450,000       2           831,617.21         2.04              4.55
   450,000 * Balance *=   500,000       1           470,000.00         1.15              2.27
   500,000 * Balance *=   550,000       3         1,558,576.27         3.82              6.82
   650,000 * Balance *=   700,000       1           674,253.91         1.65              2.27
   700,000 * Balance *=   750,000       1           719,600.00         1.76              2.27
   750,000 * Balance *=   800,000       1           787,000.00         1.93              2.27
   800,000 * Balance *=   850,000       1           822,574.30         2.01              2.27
   850,000 * Balance *=   900,000       1           852,000.00         2.09              2.27
   900,000 * Balance *=   950,000       1           944,412.69         2.31              2.27
   950,000 * Balance *= 1,000,000       3         2,956,012.24         7.24              6.82
 1,000,000 * Balance *= 1,100,000       4         4,223,249.74        10.34              9.09
 1,100,000 * Balance *= 1,200,000       3         3,458,095.22         8.47              6.82
 1,200,000 * Balance *= 1,300,000       5         6,110,512.42        14.97             11.36
 1,300,000 * Balance *= 1,400,000       1         1,359,334.33         3.33              2.27
 1,500,000 * Balance *= 1,600,000       1         1,561,906.40         3.83              2.27
 1,600,000 * Balance *= 1,700,000       2         3,379,310.82         8.28              4.55
 1,700,000 * Balance *= 1,800,000       2         3,446,584.00         8.44              4.55
 1,900,000 * Balance *= 2,000,000       2         3,949,597.65         9.67              4.55
------------------------------------------------------------------------------------------------------
Total....................               44     $ 40,826,989.88       100.00%           100.00%
======================================================================================================
* = Less Than


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                              CURRENT LOAN BALANCE

                                                         Aggregate          Percentage of
                 Current                Number of       Cut-Off Date        Cut-Off Date      Percentage of
             Principal Balance            Loans      Principal Balance    Principal Balance    Loan Count

        0 * Balance *=    25,000             1              19,850.50           0.05              2.27
  250,000 * Balance *=   300,000             2             585,558.92           1.43              4.55
  300,000 * Balance *=   350,000             3             949,600.00           2.33              6.82
  350,000 * Balance *=   400,000             3           1,167,343.26           2.86              6.82
  400,000 * Balance *=   450,000             2             831,617.21           2.04              4.55
  450,000 * Balance *=   500,000             1             470,000.00           1.15              2.27
  500,000 * Balance *=   550,000             3           1,558,576.27           3.82              6.82
  650,000 * Balance *=   700,000             1             674,253.91           1.65              2.27
  700,000 * Balance *=   750,000             1             719,600.00           1.76              2.27
  750,000 * Balance *=   800,000             1             787,000.00           1.93              2.27
  800,000 * Balance *=   850,000             1             822,574.30           2.01              2.27
  850,000 * Balance *=   900,000             1             852,000.00           2.09              2.27
  900,000 * Balance *=   950,000             1             944,412.69           2.31              2.27
  950,000 * Balance *= 1,000,000             3           2,956,012.24           7.24              6.82
1,000,000 * Balance *= 1,100,000             4           4,223,249.74          10.34              9.09
1,100,000 * Balance *= 1,200,000             3           3,458,095.22           8.47              6.82
1,200,000 * Balance *= 1,300,000             5           6,110,512.42          14.97             11.36
1,300,000 * Balance *= 1,400,000             1           1,359,334.33           3.33              2.27
1,500,000 * Balance *= 1,600,000             1           1,561,906.40           3.83              2.27
1,600,000 * Balance *= 1,700,000             2           3,379,310.82           8.28              4.55
1,700,000 * Balance *= 1,800,000             2           3,446,584.00           8.44              4.55
1,900,000 * Balance *= 2,000,000             2           3,949,597.65           9.67              4.55
------------------------------------------------------------------------------------------------------
Total....................                   44      $   40,826,989.88        100.00%            100.00%
======================================================================================================
* = Less Than

                 GEOGRAPHICAL DISTRIBUTION OF PROPERTIES BY LOAN

                                                 Aggregate        Percentage of
                                   Number of    Cut-Off Date      Cut-Off Date      Percentage of
 State                               Loans   Principal Balance  Principal Balance    Loan Count
AL                                       4        2,274,615.50         5.57              9.09
AZ                                       1        1,949,597.65         4.78              2.27
CA                                       6        5,090,949.64        12.47             13.64
CO                                       4        4,841,259.31        11.86              9.09
FL                                       4        5,868,089.81        14.37              9.09
IN                                       1          944,412.69         2.31              2.27
MA                                       1          389,445.49         0.95              2.27
MI                                       1          298,308.92         0.73              2.27
NC                                       1          392,421.90         0.96              2.27
ND                                       1           19,850.50         0.05              2.27
NJ                                       2        1,386,000.00         3.39              4.55
NV                                       1          787,000.00         1.93              2.27
NY                                       2        2,265,375.96         5.55              4.55
OH                                       3        2,563,137.26         6.28              6.82
OK                                       2        2,210,647.03         5.41              4.55
OR                                       2        1,526,253.91         3.74              4.55
PA                                       3        4,238,986.80        10.38              6.82
TX                                       1          822,574.30         2.01              2.27
UT                                       2        1,607,813.21         3.94              4.55
VA                                       1          287,250.00         0.70              2.27
WA                                       1        1,063,000.00         2.60              2.27
------------------------------------------------------------------------------------------------------
Total...............                    44     $ 40,826,989.88       100.00%           100.00%
======================================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                           DEBT SERVICE COVERAGE RATIO

          Debt Sevice                            Aggregate        Percentage of
         Coverage Ratio            Number of    Cut-Off Date      Cut-Off Date      Percentage of
             Range                   Loans   Principal Balance  Principal Balance    Loan Count

 0.00 * Dsc Ratio *=  0.50               3        3,534,988.41         8.66              6.82
 0.50 * Dsc Ratio *=  1.00               5        3,975,064.95         9.74             11.36
 1.00 * Dsc Ratio *=  1.50              29       27,032,259.13        66.21             65.91
 1.50 * Dsc Ratio *=  2.00               6        5,951,677.39        14.58             13.64
 2.00 * Dsc Ratio *=  2.50               1          333,000.00         0.82              2.27
-------------------------------------------------------------------------------------------------------------------------------
Total.......                            44     $ 40,826,989.88       100.00%           100.00%
==============================================================================================================================
* = Less Than

                                  INDUSTRY CODE

                                                 Aggregate        Percentage of
                                   Number of    Cut-Off Date      Cut-Off Date      Percentage of
                                     Loans   Principal Balance  Principal Balance    Loan Count

Aircraft Parts, Aux Eq, Nec              1        1,063,000.00         2.60              2.27
Auto Exhaust Sys Repair Shops            1          298,308.92         0.73              2.27
Auto and Home Supply Stores              1          405,242.21         0.99              2.27
Body Repair and Paint Shops              2          818,838.48         2.01              4.55
Coin-Op Amusement Devices                1          426,375.00         1.04              2.27
Drinking Places (Alcoholic)              1          719,600.00         1.76              2.27
Eating Places                            1        1,182,341.65         2.90              2.27
Electrical Work                          1          822,574.30         2.01              2.27
Grocery Stores                           1          522,390.76         1.28              2.27
Hotels and Motels                       24       26,802,707.51        65.65             54.55
Motion Pic, Videotape Prodn.             1          504,597.03         1.24              2.27
Offices and Clinics-Dentists             1          333,000.00         0.82              2.27
Offices of Medical Doctors               2        2,095,249.74         5.13              4.55
Offices of Optometrists                  1           19,850.50         0.05              2.27
Physical Fitness Facilities              1          306,600.00         0.75              2.27
Printed Circuit Boards                   1          674,253.91         1.65              2.27
Public Golf Courses                      2        3,446,584.00         8.44              4.55
Refrig,Air-Cond Svc and Repair           1          385,475.87         0.94              2.27
------------------------------------------------------------------------------------------------------
Total...............                    44     $ 40,826,989.88       100.00%           100.00%
======================================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.